UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 12, 2004

ISONICS CORPORATION

(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of Incorporation	Commission File Number	IRS Employer Identification No.

5906 McIntyre Street, Golden, Colorado 80403
Address of principal executive offices

303-279-7900
Telephone number, including
Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                             Unregistered Sales of Equity Securities

Effective October 12, 2004 through October 15, 2004, 8 holders of our outstanding common stock purchase warrants  (each of whom is an accredited investor) exercised warrants to purchase our common stock as follows:

Exercise price per share	Number of warrants exercised	Total consideration received
$1.00	100,000	$100,000
$1.10	800,000	880,000
$1.25	798,333	997,916
$1.50	14,167	21,251
$2.32	10,000	23,200
Total	1,722,500	$2,022,367

The following sets forth the information required by Item 701 in connection with that transaction:

(a)                                  The transactions were completed from October 12, 2004 through October 15, 2004.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The shares were sold for cash pursuant to outstanding common stock purchase warrants.  The table above provides the information regarding our cash proceeds. There were no underwriting discounts or commissions.

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction.  Certain of the transactions involved non-U.S. persons and therefore Regulation S is also applicable to the transactions in which non-U.S. persons were involved.  We did not engage in any public advertising or general solicitation in connection with this transaction; and we provided the accredited investor with disclosure of all aspects of our business, including providing the accredited investor with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information.  Based on our investigation, we believe that the accredited investors obtained all information regarding Isonics it requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The common stock issued in this transaction are not convertible or exchangeable.  No warrants were issued in this transaction.  The underlying shares of common stock are included in one of three currently-effective registration statements – SEC file no. 33-86860, 333-114521 or 333-115194

(f)                                    The proceeds from the exercise of the warrants will be used for working capital purposes related to our semiconductor division, the continued development of products in our homeland security division and for general working capital purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of October 2004.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer